Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): March 5, 2005




                        Commission File Number:   333-57780



                             INTERCARE DX, INC.
             (Exact name of registrants specified in its charter)

               California                          95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)




















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SECTION  1.   Registrant's Business and Operations              Not  Applicable

SECTION  2.   Financial  Information                            Not  Applicable

SECTION  3.   Securities and Trading Markets                    Not  Applicable

SECTION  4.   Matters Relating to Accountants and
Financial Statements                                            Not  Applicable

SECTION  5.  Corporate governance and Management                Not  Applicable

SECTION  6.  Reserved                                           Not  Applicable

SECTION  7.  Regulation FD
On march 9, the registrant issued a press release announcing the result Of the shareholder vote, and the signing of a letter of intent with Saudi German Hospital Group.

SECTION  8:  Other Events

On March 5, the following individuals were elected to serve as directors of the company until the next annual meeting: Jude Uwaezoke, Karunyan Arulanantham, Donald Stanford, and Wesley Bradford.

Additionally, shareholders ratified the reappointment of Madsen Associates CPAs, as the independent auditor for the fiscal year ending December 31, 2004 and reapproved the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for fiscal year 2005.

SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits
c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------
Exhibit 99.1
            1) Copy of the press release announcing the result of the shareholder vote, and the signing of a letter of intent with Saudi German Hospital Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        InterCare DX,  Inc.
                                          (Registrant)

Date:  March 9, 2005              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                 (Chairman, Chief Executive Officer)











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Exhibit 99.1

FOR  IMMEDIATE  RELEASE:     Wednesday,  March  9,  2004

CONTACT:  Anthony  C.  Dike
          Chairman/CEO
          InterCare  DX,  Inc
          213-627-8878
          www.intercare.com
          -----------------

                    INTERCARE DX, INC. HOLDS ANNUAL MEETING,
         ENTERS INTO LETTER OF INTENT WITH SAUDI GERMAN HOSPITALS GROUP

LOS ANGELES, CALIF--At the annual meeting of InterCare DX, Inc. (OTCBB: "ICCO"), which was held on Saturday, March 5, 2005, the following individuals were elected to serve as directors of the company until the next annual meeting: Jude Uwaezoke, Karunyan Arulanantham, Donald Stanford, and Wesley Bradford.

Additionally, shareholders ratified the reappointment of Madsen Associates CPAs, as the independent auditor for the fiscal year ending December 31, 2004 and reapproved the Company's 2001 Joint Incentive and Non-Qualified Stock Option Plan for fiscal year 2005.

A copy of the company's Notice of Annual Meeting and Proxy Statement, which details each of the aforementioned approved proposals, may be viewed on the SEC's EDGAR System at www.sec.gov.
                          -----------

At the meeting, following a demonstration of the latest version of the ICE software, running on Microsoft Windows XP, the Company also announced that it has entered into a letter of intent with the Saudi German Hospitals Group
(SGHG), for installation and pilot testing of the InterCare Clinical Explorer in hospital facilities managed by SGHG in Jeddah, Saudi Arabia. Under the terms of a contemplated formal agreement, InterCare, DX, Inc. and SGHG will cooperate in marketing and the implementation of the ICE software in hospitals and health care systems throughout Saudi Arabia and other countries in the Middle East and North Africa. Toward that end, InterCare DX and SGHG intend to form a 50/50 joint  venture  business  entity  in  the  region.
InterCare  DX,  Inc.  an  affiliate  of  Meridian  Holdings,  Inc.(OTCBB:MRDH), developed  and  markets  under  an  exclusive  value-added  reseller  agreement
InterCare  Clinical  Explorer    (ICE  ),  an  innovative,  robust  and  totally
scalable software application designed to integrate every aspect of the healthcare enterprise. More information about the company and its products and  services,  visit  www.intercare.com.
                       -----------------
NOTE: Statements in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and any amendments thereto. Material that is forward-looking may contain statements about expected future events and/or financial results that are forward-looking in nature. Editors and investors are cautioned that such forward-looking statements invoke risk and uncertainties that may cause the Company's results to differ from such forward-looking statements. These include, but are not limited to, economic, competitive, governmental, technological, and other factors discussed in the statements and/or in the Company's filings with the Securities and Exchange Commission.
                                      # # #




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